UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2019

FIRST WESTERN FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Colorado	001-38595	37-1442266
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

1900 16th Street, Suite 1200
Denver, Colorado		80202
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (303) 531-8100

Former name or former address, if changed since last report: Not Applicable

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	MYFW	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒         Emerging growth company

☒         If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.01           Compensatory Arrangements of Certain Officers

The employment agreement by and between First Western Financial, Inc. (the “Company”) and Julie Courkamp, Chief Financial Officer of First Western Financial, Inc., effective as of January 1, 2017, amended and restated as of March 5, 2018 (the “Amended and Restated Employment Agreement”), was amended effective May 2, 2019 (the “Amended Employment Agreement”).

Commencing effective February 1, 2019, Ms. Courkamp’s Amended Employment Agreement provides her with an annualized base salary of $300,000. Ms. Courkamp is also eligible to receive annual incentive compensation as governed by the terms set forth in the First Western Financial, Inc. Incentive Plan for Senior Executive Officers, as may be amended from time to time.

The base salary shall be reviewed by the board of directors annually, and increased as appropriate, for market changes. The base salary shall not be decreased by the Company, except with prior written consent of Ms. Courkamp.

Except as set forth in the Amended Employment Agreement, the terms of Ms. Courkamp’s Amended and Restated Employment Agreement, remain in full effect. For the other terms of the Amended and Restated Employment Agreement, which are not changed by the Amended Employment Agreement, refer to First Western Financial, Inc.’s Exhibit 10.4 on Form S-1, which were filed on June 19, 2018.

The foregoing summary of the Amended Employment Agreement does not purport to be a complete description of the terms and conditions of the Amended Employment Agreement and is qualified in its entirety by the full text of the Amended Employment Agreement attached as Exhibit 10.1, which is incorporated herein by reference.

Item 9.01           Financial Statements and Exhibits.

(d)         Exhibits.

Exhibit Number	Description

10.1	Amended Employment Agreement dated May 2, 2019, by and between First Western Financial, Inc. and Julie Courkamp

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FIRST WESTERN FINANCIAL, INC.

Date: May 8, 2019	By: /s/ Julie A. Courkamp
Julie A. Courkamp
Chief Financial Officer